Filed under Rule 497(e)

Registration No. 333-08653

Seasons Series Trust

(the “Trust,” and each series thereof, a “Portfolio”)

Supplement dated October 17, 2022, to each Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), as amended or supplemented to date

At an in-person meeting held on October 13, 2022, the Board of Trustees of the Trust approved a Distribution Agreement between AIG Capital Services, Inc. (“ACS”) and the Trust, on behalf of each Portfolio, pursuant to which ACS will serve as the distributor of each Portfolio’s shares. The Distribution Agreement will become effective on November 1st, 2022. Accordingly, effectively November 1st, 2022, the following changes are made to each Portfolio’s Prospectus and SAI:

In the section of the Prospectus entitled “Management,” the following subsection is added after the subsection entitled “Information about the Subadvisers”:

Information about the Distributor

AIG Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

In the section of the SAI entitled “Trustees and Officers of the Trust,” the last sentence of the first paragraph is deleted in its entirety and replaced with the following:

Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS” or the “Distributor”) and other affiliates of SunAmerica.

In the section of the SAI entitled “Personal Securities Trading,” the first sentence of the first paragraph is deleted in its entirety and replaced with the following:

The Trust, the Adviser and the Distributor have adopted a written code of ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act, which governs, among other things, the personal trading activities of certain access persons of the Portfolios.

In the SAI, the following section is added after the section entitled “Personal Securities Trading”:

DISTRIBUTION AGREEMENT

The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SunAmerica, a registered broker-dealer and an indirect majority-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. The Distribution Agreement provides that the Distributor may distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay for promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders.

After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Independent Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SC4559IN1.11 (10/22)